                            SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14a of the Securities Exchange Act of 1934

     Filed by the Registrant [X]

     Filed by a Party other than the registrant [ ]

     Check the appropriate box:


     [ ] Preliminary Proxy Statement

                                            [ ] Confidential, for use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                            DAWN TECHNOLOGIES, INC.
--------------------------------------------------------------------------------

Payment of filing fee (check the appropriate box):

     [X] No fee required

     [ ] Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

        Dawn Technologies, Inc.
--------------------------------------------------------------------------------

     (4) Date Filed:

        August 21, 1997
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

                            DAWN TECHNOLOGIES, INC.
                             433 SOUTH MAIN STREET
                        WEST HARTFORD, CONNECTICUT 06443

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 18, 1997

To the Stockholders of Dawn Technologies, Inc.


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Dawn Technologies, Inc. (the "Company") will be held at the Company's office at 433 South Main Street, West Hartford, Connecticut on Thursday September 18, 1997 at 10:00 A.M. Eastern Daylight Saving Time for the following purposes:


          1. To elect four directors who will hold office until the Annual Meeting of Stockholders in 1998 and until their successors are elected and qualified.

          2. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, $.001 par value, from 15,000,000 shares to 25,000,000 shares.

          3. To ratify the appointment by the Board of Directors of the Company of Arthur Andersen LLP as the Company's independent auditors for the year 1997.

          4. To take any action incident to the foregoing and to transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on August 20, 1997 will be entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors
                                          DAWN TECHNOLOGIES, INC.

                                          Warren K. Novick
                                          Secretary

West Hartford, Connecticut
August 21, 1997

                                   IMPORTANT

     YOU ARE URGED TO COMPLETE THE ENCLOSED PROXY CARD AND SIGN, DATE AND RETURN IT IN THE ENCLOSED PREPAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING

                            DAWN TECHNOLOGIES, INC.

                                PROXY STATEMENT

                              GENERAL INFORMATION

     The enclosed proxy is being solicited by the Board of Directors of Dawn Technologies, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on September 18, 1997, or any adjournment thereof.


     Only stockholders of record of the Company at the close of business on August 20, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof. On that date, there were outstanding 9,419,478 shares of common stock, each share of which entitles holder to one vote.


     The cost of solicitation of proxies will be borne by the Company and it may reimburse brokers, banks and other custodians, nominees or fiduciaries for their expenses in sending proxy material to their principals. In addition to the use of mails, proxies may be solicited by directors, officers and regular employees of the Company by telephone or otherwise. Such persons will not be specifically compensated for such services.

     The principal executive offices of the Company are located at 433 South Main Street, West Hartford, Connecticut. This proxy statement is being mailed on or about August 21, 1997.

     The only business which management of the Company intends to present at the annual meeting is described below. If other matters are properly presented, the persons named in the proxy will have discretion to vote proxies on such matters in accordance with their best judgment.


     Each stockholder has the right to revoke his proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. Moreover, any stockholder may attend the annual meeting and vote in person whether or not he has previously given a proxy.


     Proposals of stockholders for the 1998 Annual Meeting of Stockholders of the Company must be received by the Company at the above address by April 23, 1998 for consideration for inclusion in the 1998 proxy material.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth as of August 11, 1997, the number of shares and percentage of the Company' common stock owned, of record and beneficially, by each person known to the Company to own more than 5% of the outstanding common stock, each director of the Company and nominee for director, each named executive included in the summary compensation table, and by all executive officers and directors as a group:



                                                   SHARES      OPTION
                                                  CURRENTLY    SHARES         TOTAL     PERCENT
                  NAME AND ADDRESS                  OWNED     AVAILABLE      SHARES     OF CLASS
    --------------------------------------------  ---------   ---------     ---------   --------
    Persons known to own more than 5% of the
      outstanding common stock:
         Warren K. Novick, Director and
           nominee(b)...........................  2,860,730     884,000(a)  3,744,730     36.34%
         Andrew D'Aloia, former Director,
           President and CEO(e).................  1,951,000     237,500(a)  2,188,500     22.66%
    Directors and nominees (excluding those
      listed above):
         Placido Saretto(b).....................      7,936          --         7,936       .08%
         Victor Winogrado(b)....................         --          --            --        --
         Murray Trachten(b, c)..................    110,520          --       110,520      1.17%
    Executive officers:
         David Sklar, President and Chief
           Officer(b, d, f).....................    218,000     582,000       800,000      8.00%
         William Winakor, Executive Vice
           President and Chief Operating
           Officer(b, d)........................         --          --            --        --
         John Scanlon, Treasurer(b, d)..........         --          --            --        --
    All directors and executive officers as a
      group (7 persons).........................  3,197,186   1,466,000(a)  4,663,186     42.84%
    Former Co-Chief Executive Officers:
         Dennis DiDonato(g).....................     50,000          --        50,000       .53%
         Nicholas Garruto(h)....................         --          --            --        --


---------------
(a)  Shares that may be acquired upon exercise of stock options within 60 days.


(b) The address of Messrs. Novick, Saretto, Winogrado, Trachten, Sklar, Winakor and Scanlon is care of Dawn Technologies, Inc., 433 South Main Street, West Hartford, Connecticut 06110.


(c) Mr. Trachten's ownership does not include 3,960 shares of common stock owned by Mr. Trachten as custodian for his minor children who reside with him in which shares Mr. Trachten disclaims any beneficial interest.

(d)  Messrs. Sklar, Winakor and Scanlon became executive officers in April 1996.

(e)  Mr. D'Aloia's address is 176 Lyman Road, Stamford, Connecticut 06403.

(f)  Restricted shares granted under the Company's employee bonus plan.

(g) Mr. DiDonato's address is 42 Larry's Lane, Pleasantville, New York 10570. Stock ownership reported based on information obtained from Company's transfer agent.


(h) Mr. Garruto's address is 33 Smull Avenue, Caldwell,N.J. 07006. Stock ownership reported based on information obtained from Company's transfer agent.


     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE -- Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons owning more than ten percent of the Company's common stock ("insiders") to file reports of ownership on Form 3 and changes in ownership on Forms 4 and 5 with the Securities and Exchange Commission and to furnish the Company with a copy of all Section 16(a) forms they file. Based solely on the review of Section 16(a) reports received by the Company and representations received from certain of the Company's directors and executive officers, the Company is aware of the following instances of non-compliance with
Section 16(a) by insiders regarding 1996 transactions. Mr. Novick was delinquent in the filing of Forms 4 for the month of September 1996 regarding two transactions: Mr. Novick filed the delinquent Form 4 in November 1996. Mr. D'Aloia, was delinquent in the filing of a Form 4 for the month of January 1996 regarding one transaction. Mr. D'Aloia reported the transaction in a delinquently filed Form 5 in April 1997. Mr. Trachten was delinquent in the filing of Form 4 for the months of April, September and December of 1996 regarding three transactions. Mr. Trachten reported the transactions in a delinquently filed Form 5 in August 1997.


                             ELECTION OF DIRECTORS

     The Board of Directors presently consists of four persons, the terms of whom expire at the 1997 Annual Meeting of Stockholders. The accompanying proxy will be voted for the election of the four nominees named below unless otherwise instructed. The term of the directors elected at this meeting will expire at the 1998 Annual Meeting of Stockholders upon the election and qualification of their successors. If any nominee should become unavailable to serve, the proxy will be voted for the election of a substitute nominee designated by the Board of Directors. The Board of Directors of the Company has no reason to believe that nay of the nominees named below will be unavailable to serve.

     Directors will be elected by a plurality of votes cast by holders of the Company's common stock at the meeting if a quorum is present. Accordingly, the individuals who receive the largest number of votes cast are elected as directors up to the number of directors to be chosen at the meeting. Shares not voted, whether by abstention, broker non-vote or otherwise, have no impact on the election of directors unless the failure to vote for an individual results in another individual receiving a larger number of votes. The Company or its transfer agent will tabulate proxies received prior to the meeting. The Company intends to have an employee appointed as the inspector of elections at the meeting to receive the tabulation, to tabulate all other votes, and to certify the results of the election.

WARREN K. NOVICK...........  Mr. Novick, age 62, has been Chairman, Secretary and a Director since 1987. Mr. Novick is a private investor and has periodically acted as a consultant to the Company with respect to business development. Mr. Novick is currently a principal stockholder of DMI, Inc., a privately held corporation operating in the cultured marble industry. Mr. Novick is currently a principal stockholder of New Media Telecommunications, Inc., a privately held corporation operating in the telecommunications industry. Mr. Novick is also a member of the Board of Directors and an officer and stockholder of Aerocess Inc. a privately held corporation operating in the aerospace industry.

PLACIDO SARETTO............  Mr. Saretto, age 75, has been a Director since
                             1989. Mr. Saretto is currently retired. Mr. Saretto was previously President and principal stockholder of Own Instrument, Inc., for over thirty years. Own Instrument, Inc. is a specialty machine jobbing company located in Mount Vernon, New York.

VICTOR WINOGRADO...........  Mr. Winogrado, age 46, has been a Director since
                             1992. Since 1994, Mr. Winogrado has been Treasurer and a principal stockholder of Nova Dye and Print Corp. Mr. Winogrado previously held positions in the banking industry for over twenty years with Lloyds Bank, Ltd. and DAIWA Bank, Ltd. Mr. Winogrado is a member of the American Banking Associates and the American Management Association.


MURRAY TRACHTEN............  Mr. Trachten, age 61, has been a Director since
                             1994. Mr. Trachten has been an attorney engaged in private practice since 1963.

                                   MANAGEMENT

     Set forth below is certain information with respect to the executive officers of the Company not listed above in "Election of Directors".

DAVID SKLAR................  Mr. Sklar, age 36, was elected President and Chief
                             Executive Officer of the Company in April 1996. Since 1994, Mr. Sklar has been President and Chief Executive Officer of DMI, Inc., Designed Marble, Inc. and Distinctive Marble, Inc., manufacturer and installers of cultured marble in the southwest United States. Mr. Sklar was previously general manager of the "Steel Door" division of FHA Fire Door Corp., a privately owned manufacturer of steel doors and frames serving the New York area.

WILLIAM WINAKOR............  Mr. Winakor, age 54, was elected Executive Vice
                             President and Chief Operating Officer of the
                             Company in April 1996. From 1995 until April 1996, Mr. Winakor was President and Chief Executive Officer of Aerocess, Inc., a manufacturer and distributor of after market aerospace parts. Mr. Winakor was previously President of AGC, Inc., a manufacturer of aerospace parts and components.


JOHN SCANLON...............  Mr. Scanlon, age 39, was elected Treasurer, Chief
                             Financial Officer and Assistant Secretary of the Company in April 1996. Mr. Scanlon is a sole practitioner Certified Public Accountant who has agreed to fulfill the duties of Treasurer and Chief Financial and Accounting Officer of the Company on an as needed basis. From 1990 until 1996, Mr. Scanlon was employed by VSM & Co., Certified Public Accountants and Consultants in Farmington, Connecticut. Mr. Scanlon is a member of the American Institute of Certified Public Accountants and the Connecticut Society of Certified Public Accountants.

                             EXECUTIVE COMPENSATION

COMPENSATION SUMMARY


     The following table sets forth certain information concerning total compensation during each of the last three fiscal years which was earned by or paid to the President/Chief Executive Officer of the Company, and the most highly compensated executive officers of the Company who served in such capacities during 1996 and former Co-Chief Executive Officers of the Company (collectively referred to as the "named executive officers"). There were no other executive officers of the Company whose combined salary and bonus for any of these years exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                               ANNUAL COMPENSATION               COMPENSATION AWARDS
                                        ----------------------------------    --------------------------
                                                                  (A)            (B)            (C)
                                                                 OTHER        RESTRICTED     SECURITIES
                                                                 ANNUAL         STOCK        UNDERLYING
     NAME AND PRINCIPAL POSITION        SALARY      BONUS     COMPENSATION      AWARDS      OPTIONS/SARS
--------------------------------------  -------    -------    ------------    ----------    ------------
                                           $          $            $              $              #
David Sklar, President and CEO
  1996................................       --         --           --         39,022         582,000
  1995................................       --         --           --             --              --
  1994................................       --         --           --             --              --
Dennis DiDonato, prior Co-CEO(d)
  1996................................   58,352         --        1,800             --              --
  1995................................  140,625         --        7,200             --              --
  1994................................  529,790     93,608        7,200         33,600         250,000
Nicholas Garruto, Prior Co-CEO and
  Treasurer(d)
  1996................................   55,089         --           --             --              --
  1995................................  110,170         --           --             --              --
  1994................................   85,924         --           --         16,080          80,000
Andrew D'Aloia, prior President and
  CEO(e)
  1996................................       --         --           --             --              --
  1995................................       --         --           --             --              --
  1994................................  193,867    564,969        7,000         36,000         250,000

---------------
(a) Automobile allowances paid during the fiscal year.


(b) In 1996, 218,000 shares of restricted common stock were issued to Mr. Sklar under the Company's employee stock bonus plan. According to the plan, 50% of these shares become vested one year from the date of grant and the other 50% one year thereafter. At December 31, 1996, Mr. Sklar held 218,000 restricted shares with an aggregate market value of approximately $50,140, and Mr. DiDonato held 149,782 restricted shares with an aggregate market value of approximately $15,000 using the closing bid price at December 31, 1996 without giving effect to the diminution of value attributable to the restriction on such stock. If the Company were to pay a dividend, dividends would be paid on the restricted shares reported in this column.


(c) Options granted in 1994 include options granted in exchange for the cancellation of options during a Company wide option repricing. Mr. DiDonato was granted options to purchase 110,000 shares in exchange for options canceled and Mr. D'Aloia was granted options to purchase 250,000 shares in exchange for options canceled.

(d) Messrs. DiDonato and Garruto ceased to be executive officers in April 1996.

(e) Mr. D'Aloia ceased to be an executive officer in September 1994. Mr. D'Aloia's bonus compensation for 1994 does not include compensation accrued with respect to his agreement not to compete with the Company for five years. See discussion below under "Other Transactions".

Options/SAR Grants --


     During 1996, options to purchase 582,000 shares for $.18 per share were granted to David Sklar under the Company's stock option plan. These options expire on August 11, 2006. This represents approximately 49% of options granted for the year. No options were granted to any other executive officers during 1996.


Options/SAR Exercises --

     The following table sets forth certain information with respect to the exercise of options to purchase the Company's common stock and SARS by each of the named executive officers during the year ended December 31, 1996 and the unexercised options held by each of the named executive officers (and their value) as of December 31, 1996:

             AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END OPTION/SAR VALUES

                                                        NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED                 IN-THE-MONEY
                                                           OPTIONS/SARS AT                   OPTIONS/SARS AT
                         SHARES                            FISCAL YEAR END                   FISCAL YEAR END
                        ACQUIRED        VALUE       -----------------------------     -----------------------------
        NAME           ON EXERCISE     REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
---------------------  -----------     --------     -----------     -------------     -----------     -------------
                           (#)           ($)            (#)              (#)              ($)              ($)
David Sklar..........    --               --               --          582,000               --          145,500
Dennis DiDonato......    --               --               --               --               --               --
Nicholas Garruto.....    --               --               --               --               --               --
Andrew D'Aloia.......    --               --          237,500           12,500           59,375            3,125

                               OTHER TRANSACTIONS

The following is a summary of other transactions with directors, officers and former directors and officers:

     The Company pays a fee of $300 per meeting to its directors who are not otherwise employees of the Company.

     During 1996, the Company paid approximately $34,375 for consulting services rendered by Warren K. Novick, a director of the Company.

     During 1994 Mr. D'Aloia (a director of the Company until March 1996) announced his retirement as president of the Company. Mr. D'Aloia has agreed not to compete with the Company for a five year period ending December 31, 1999. As consideration for his agreement not to compete with the Company, Mr. D'Aloia will receive $125,000 per year through December 31, 1999. The present value of payments under this agreement was accrued in 1994. In September 1995, Mr. D'Aloia agreed to defer the payments due him under this agreement in order to allow the Company to meet other existing cash commitments. In addition, accrued payroll includes $197,000 at December 31, 1995 payable to Mr. D'Aloia as compensation for services rendered in 1994. Interest expense in 1995 includes approximately $54,000 to Mr. D'Aloia on the Company's non-compete agreement and the accrued payroll.


     In April, 1996, Mr. Andrew D'Aloia, commenced an action against the Company, in the Supreme Court of the State of New York, Westchester County, to collect compensation claimed due him for services rendered in 1994 of $197,000 and for all payments under his noncompetition agreement in the amount of $541,667, of which $83,333 was claimed to be past due, and interest on these amounts of approximately $40,000.

     On June 4, 1996, a settlement was reached between the Company and Mr. D'Aloia. The Company was required to pay Mr. D'Aloia $300,000 in lieu of accrued compensation and payments on the noncompetition agreement accrued through June 1, 1996. $100,000 was paid upon execution of the settlement agreement and $200,000 was paid from insurance proceeds received from the fire loss. The Company resumed payments under the noncompetition agreement which will continue until an additional $447,916 including interest, has been paid.



     In October, 1996, Mr. Dennis DiDonato, a former officer and director of the Company, filed an action against the Company, it's Chairman of the Board, and two subsidiaries, in the Supreme Court of the State of New York, Westchester County, to collect compensation claimed due him for services rendered in 1994 plus interest thereon and for severance allegedly owed him in the sum of $150,000, plus interest, and for the alleged breach of a unsigned three year employment contract, in the sum of $500,000 plus interest.



     On January 28, 1997, the Company agreed in a settlement to pay Mr. DiDonato $60,000 in twelve monthly equal installments.



                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION



     The Board of Directors has recommended the adoption of an amendment to the Company's Certificate of Incorporation that will increase the number of authorized shares of Common Stock par value $.001 per share, from 15,000,000 shares to 25,000,000 shares. Of the 15,000,000 shares of Common Stock currently authorized, at the record date there were 9,419,478 shares of Common Stock outstanding and an aggregate of 1,793,500 shares of Common Stock reserved for issuance pursuant to outstanding options granted under the Company's stock option plan.


     The purpose of the amendment increasing the authorized number of shares of Common Stock is to provide the Company with greater flexibility in effecting acquisitions and financings. Although the company has no current plans, proposals or understanding that would require the use of the additional shares of Common Stock to be authorized, the Company recognizes the desirability of having a sufficient number of authorized shares available for future acquisitions as well as for public offerings or private placements of Common Stock or securities convertible or exchangeable into shares of Common Stock. The proposed amendment would provide the Company with additional flexibility to effect any future acquisitions and financings or implement additional employee benefit plans without the delay and expense associated with obtaining the approval or consent of shareholders at the same time the shares are needed.

     The increase in the authorized number of shares of Common Stock will be effected through an amendment to Article Fourth of the Company's Certificate of Incorporation. As amended, such paragraph would read as follows:

         "FOURTH: The aggregate number of shares which the corporation shall have authority to issue is 25,000,000 shares, with a par value of $.001 per share, which shall be designated "Common Shares"."

     Unless required by law or regulatory authorities, it is not anticipated that any future authorization by a vote of stockholders will be sought for the issuance of any shares of Common Stock. Stockholders of the Company do not have any preemptive rights to purchase additional shares of Common Stock, whether now or hereafter authorized.


     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of the proposed amendment to the Company's Certificate of Incorporation. Abstentions and broker non-votes will not be treated as either a vote for or against the proposal. However, because the proposal requires the affirmative vote of a majority of the outstanding shares, abstentions and broker non-votes will have the same effect as a vote against the proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                    BOARD OF DIRECTORS AND COMMITTEE MATTERS

     The Board of Directors held four meetings during 1996. The Audit Committee held no formal meetings during 1996. The Audit Committee which consists of Messrs. Novick and Saretto, reviews the Company's annual and quarterly reports filed with the Securities and Exchange Commission and meets periodically with the Company's independent auditors to review the results of their engagement and any other matters of interest, including the effectiveness of the Company's system of internal control. The Compensation Committee which consists of Messrs. Saretto and Winogrado held one formal meeting in 1996. The Company does not have a Nominating Committee. During 1996, each director of the Company, attended at least 75% of the combined total of meetings of the Board of Directors and the committees on which he served while he was a director.


     The Company is unaware of any family relationships among its directors, executive officers or persons nominated or chosen to become directors or executive officers.


                    RATIFICATION OF APPOINTMENT OF AUDITORS

     Unless contrary instructions are noted on the proxy, it will be voted to ratify the appointment of Arthur Andersen LLP as independent auditors for the Company for the year ending December 31, 1997. The Board of Directors recommend that the Stockholders vote FOR such ratification. Ratification of the appointment of auditors would require a majority of votes cast thereon. Any share not voted, whether by abstention, broker non-vote or otherwise, have no impact on the vote. If the stockholders do not ratify this appointment, other independent auditors will be considered by the Board of Directors upon the recommendation of the Audit Committee.

     Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting of Stockholders to be available to respond to appropriate questions and to have the opportunity to make any statement they feel appropriate.

     Arthur Andersen LLP has served as the independent auditor of the Company's consolidated financial statements since 1991.

                              ADVANCE NOTICE BYLAW


     Effective after this annual meeting, the Bylaws of the Company provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, notice must be given to the Secretary of the Company no more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting.


                                          By Order of the Board of Directors
                                          DAWN TECHNOLOGIES, INC.

                                          Warren K. Novick
                                          Secretary

West Hartford Connecticut
August 21, 1997

     A copy of the Company's 1996 annual report on Form 10-KSB will be furnished without charge to stockholders upon written request to John Scanlon, Chief Financial Officer, Dawn Technologies, Inc., 433 South Main St., Connecticut 06110. If exhibits to the Form 10-KSB are also requested, there will be a charge to cover the Company's copying and handling costs.

     It is important that proxies are returned promptly. We urge you to fill in, sign and return the accompanying form of proxy in the prepaid envelope provided, no matter how large or small your holdings may be.

                            DAWN TECHNOLOGIES, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Warren K. Novick and Murray Trachten, or either one of them, proxies, with full power of substitution, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of Dawn Technologies, Inc. (the "Company") to be held at 433 South Main St. West Hartford Connecticut, 06110 on Thursday, September 18, 1997 at 10:00 A.M. Eastern Time, and all adjournments thereof, and to vote as directed below upon proposals which are more fully set forth in the Proxy Statement and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment or adjournments thereof, all as more fully set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

         (Continued and to be voted, signed and dated on reverse side)

--------------------------------------------------------------------------------

[X]  PLEASE MARK YOUR
     VOTES AS THIS


     EXAMPLE
                         FOR ALL       WITHHELD
                        NOMINEES     AUTHORITY TO
                        EXCEPT AS    VOTE FOR ALL
                        INDICATED      NOMINEES
                         HEREIN
1. Election of             [ ]             N
  Directors


Nominees: Warren Novick, Placedo Saretto
          Victor Winogredo, Murray Trachten

                          FOR      AGAINST    ABSTAIN
2. Proposal to            [ ]         N          N
  increase number of
  authorized shares
  common stock
                          FOR      AGAINST    ABSTAIN
3. Approval of            [ ]         N          N
  independent
  auditors


For, except vote withheld from the following nominee(s)

------------------------------------------------------------
                                        UNLESS OTHERWISE SPECIFIED,
                              THIS PROXY WILL BE VOTED "FOR" ALL ITEMS ABOVE
Stockholders Name

Address line 1
-------------------------------------------
Address line 2
-------------------------------------------

attend       [ ]     not attend      [ ]
meeting              meeting

Change of address on      [ ]
  reverse side


Signature(s)-------------------------------------------

Date --------------------------------------------------

Please sign exactly as your name or names appear herein. Each joint owner must sign. When signing as attorney, executor, administrator, trustee, or guardian please give full title as such.

--------------------------------------------------------------------------------